Property and Equipment, Net	12 Months Ended
Dec. 31, 2013
Property and Equipment, Net

7	PROPERTY AND EQUIPMENT, NET

Property and equipment consist of the following:

	December 31,
	2012	2013
	RMB	RMB

Store buildings	14,617	18,087
Leasehold improvements	183,872	184,419
Store fixture and equipment	145,048	146,106
Software	34,933	36,714
Motor vehicles	14,731	14,572

	393,201	399,898
Less: Accumulated depreciation and amortization	(272,964)	(276,715)

	120,237	123,183

Total depreciation and amortization expense of property and equipment for the years ended December 31, 2011, 2012 and 2013 was RMB58,722, RMB44,916 and RMB36,711, respectively, of which RMB48,665, RMB34,526 and RMB27,063 was recorded in sales, marketing and other operating expenses and RMB10,057, RMB10,390 and RMB9,648 was recorded in general and administrative expenses. No depreciation and amortization expense was included in cost of goods sold for the years presented because the Company’s business does not involve manufacturing of merchandise and the amount of depreciation and amortization of property and equipment relating to warehousing and transporting the merchandise to store locations is not material.

The Group recognized impairment losses of RMB14,164, RMB7,649 and RMB6,984 for the years ended December 31, 2011, 2012 and 2013 respectively in respect of leasehold improvements and store fixture of certain loss-making drugstores. The Group determined that the carrying amounts of these leasehold improvements and store fixture would not be recoverable through future cash flows. The fair value of the property and equipment was based on the discounted estimated cash flows expected to generate from the use and eventual disposal of these assets.